CONSENT OF INDEPENDENT AUDITORS
































                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report on Form 10-K of Wilmington Trust Corporation of our report dated January 24, 2000, included in the 1999 Annual Report to Shareholders of Wilmington Trust Corporation.



Philadelphia, Pennsylvania
March 29, 2000
                                        /s/ Ernst & Young LLP